Pensions and Other Employee Benefits - Pension Plans with an Accumulated Benefit Obligation in Excess of Fair Value of Plan Assets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Compensation And Retirement Disclosure [Abstract]
Projected benefit obligation	$ 2,408	$ 3,177
Accumulated benefit obligation	2,115	2,743
Fair value of plan assets	$ 1,815	$ 1,975